EXHIBIT 10.274

                               ADOPTION AGREEMENT
                                       FOR
                         SMITH BARNEY INC. EXECCHOICE(R)
                     NONQUALIFIED DEFERRED COMPENSATION PLAN

This is the Adoption Agreement for the SMITH BARNEY EXECCHOICE(R) NONQUALIFIED DEFERRED COMPENSATION PLAN ("PLAN"). The information furnished in this Adoption Agreement establishes the specific provisions of the Employer's Plan. While the SMITH BARNEY EXECCHOICE(R) NONQUALIFIED DEFERRED COMPENSATION PLAN has been designed to permit Plan Participants to defer Federal income tax on amounts credited to their accounts until such amounts are actually distributed to Participants, neither Smith Barney Inc. nor any of its affiliates can assure that the tax results intended herein will result with respect to a specific Employer. Therefore, Smith Barney Inc. advises any Employer who wishes to adopt this Plan to consult with its tax advisor or attorney as to the tax consequences to it and its employee Participants, including the issue of whether the Employer should seek a determination by the Internal Revenue Service as to such tax consequences.

                                 * * * * * * * *

The Employer hereby establishes a deferred compensation plan upon the terms and conditions contained in the SMITH BARNEY EXECCHOICE(R) NONQUALIFIED DEFERRED COMPENSATION PLAN annexed hereto. By separate agreement ("Trust"), the Employer has appointed as Trustee the institution that has executed the Trust evidencing its acceptance of such appointment. The Plan shall be supplemented by the terms and conditions contained in this Adoption Agreement and collectively, the terms of such documents shall govern the rights of Participants under the Plan. This Adoption Agreement, together with the Plan and Trust, should be retained as part of the Employer's permanent records. It is understood that as the Plan (named in Section l.1 below is the Employer's Plan, Smith Barney Inc. has no obligation or liability to update this Plan and Adoption Agreement and shall have no responsibilities or liability to the extent these documents are changed or modified by the Employer.

                                 * * * * * * * *

SECTION 1. EMPLOYER DATA

1.1      LIGAND PHARMACEUTICALS NONQUALIFIED DEFERRED COMPENSATION PLAN
         ----------------------------------------------------------------------
         NAME OF EMPLOYER'S PLAN

1.2      LIGAND PHARMACEUTICALS INC.
         ----------------------------------------------------------------------
         PROPER BUSINESS NAME OF EMPLOYER

1.3      9393 TOWNE CENTRE DRIVE
         ----------------------------------------------------------------------
         ADDRESS
         SAN DIEGO, CA 92121
         ----------------------------------------------------------------------

         ----------------------------------------------------------------------

1.4      619-535-3900
         ----------------------------------------------------------------------
         GENERAL TELEPHONE NUMBER

1.5      619-550-7500
         ----------------------------------------------------------------------
         GENERAL FAX NUMBER

1.6      77-0160744
         ----------------------------------------------------------------------
         EMPLOYER IDENTIFICATION NUMBER

1.7      12/31
         ----------------------------------------------------------------------
         EMPLOYER'S TAXABLE YEAR ENDS

1.8      12/31
         ----------------------------------------------------------------------
         PLAN YEAR ENDS

1.9      12/05/96
         ----------------------------------------------------------------------
         EFFECTIVE DATE OF PLAN (IF NEW PLAN)

         N/A
         ----------------------------------------------------------------------
         EFFECTIVE DATE OF AMENDMENT AND RESTATEMENT OF PLAN (IF OLD PLAN)

1.10     CALIFORNIA
         ----------------------------------------------------------------------
         STATE OF PRINCIPAL PLACE OF BUSINESS

1.11     CYNTHIA J. THOMAS
         ----------------------------------------------------------------------
         PRIMARY CONTACT

         EXECUTIVE DIRECTOR OF HUMAN RESOURCES
         ----------------------------------------------------------------------
         TITLE OF PRIMARY CONTACT

         619-550-7587
         ----------------------------------------------------------------------
         TELEPHONE NUMBER

         619-550-7800
         ----------------------------------------------------------------------
         FAX NUMBER

SECTION 2. PARTICIPATION

2.1 An Employee shall be considered an Eligible Employee* if he or she falls into the following category:

X Such Employee is designated as an Eligible Employee by the Employer in Schedule A attached to the Plan, which schedule may be amended by the Employer from time to time to add or delete a Participant(s).

2.2  LOSS OF ELIGIBLE EMPLOYEE STATUS - SECTION 2.2 OF PLAN:

X Amounts credited to the Account of a Participant who is no longer an Eligible Employee shall continue to be held, pursuant to the terms of the Plan, and shall be distributed as provided in ARTICLE VI.



----------------------------------

* For plans which are designed to allow for income deferral beyond termination of employment (which would include termination because of retirement), Eligible Employees must all be management or highly compensated employees within the meaning of sections 201(2), 301(a)(3) and 40I(a)(l) of the Employee Retirement Income Security Act of 1974, as amended ("top-hat" rule).

SECTION 3. COMPENSATION

X The definition used for purposes of benefit accrual or contribution allocation in the following plan sponsored by the Employer: EARNED INCOME AND BONUSES

SECTION 4. CONTRIBUTIONS

4.1 PARTICIPANT DEFERRALS. Deferrals elected to be made by a Participant shall be indicated by completion of his or her Deferral Election.

X The minimum amount that may be deferred each Plan Year is the greater of one thousand dollars ($1,000) or two percent (2%) of the Participant's Compensation. (OPTIONAL)

4.2 MATCHING CONTRIBUTIONS. The Employer shall make a Matching Contribution equal to (OPTIONAL):

X    None

4.3 SUPPLEMENTAL EMPLOYER CONTRIBUTIONS. The Employer reserves the right to make discretionary contributions to Participants' Accounts in such mount and in such manner as may be determined by the Employer and which may be changed or suspended at any time by the Employer. Such amounts shall be allocated to Participant Accounts each Plan Year in accordance with written instructions provided by the Employer to the Administrator.

X    None

4.4  TIMING OF CONTRIBUTIONS.

     4.4.1 Deferrals and Matching Contributions shall be transferred to the Trust as soon as administratively feasible following the close of the following period:

X    the close of each month

N/A SECTION 5. VESTING

SECTION 6. ACCOUNTS

6.1  RETIREMENT ACCOUNT. The Contributions credited shall be Deferrals and:

X any Marching Contributions and any Employer Contributions allocable thereto.

6.2 FIXED DATE ACCOUNTS. Contributions credited shall be Deferrals and (SELECT IF OTHER CONTRIBUTIONS SHALL BE INCLUDED):

X any Matching Contributions and any Supplemental Employer Conuibutions allocable thereto.

     6.2.1 EDUCATIONAL ACCOUNTS. (OPTIONAL)

     X    Educational Accounts permitted

     6.2.2 DEFINITION OF STUDENT.

     X Student means a child, grandchild, niece or nephew or dependent of Participant (as defined in Section 152 of the Internal Revenue Code of 1986, as amended).

     6.2.3 MAXIMUM AGE OF STUDENT AT TIME EDUCATION ACCOUNT IS ESTABLISHED.

     X    Other

          (SPECIFY) 17

     6.2.4 AGE OF STUDENT AT TIME ACCOUNT IS PAID TO PARTICIPANT.

     X    Time indicated by Participant in his or her Deferral Election,

SECTION 7. DISTRIBUTIONS

7.1  DEFINITION OF RETIREMENT.

X Retirement shall have the same meaning as under the terms of the following Employer sponsored plan or its successor plan: 401(K) PLAN (65 NORMAL, 59, EARLY)

7.2  EDUCATIONAL ACCOUNTS - PAYMENT OPTIONS.

     Payment shall begin at the time the Student attains the age designated under section 6.2.3 of this Adoption Agreement and shall be paid to the Participant in accordance with the following distribution method:

X    Other

     (SPECIFY) AS INDICATED BY PARTICIPANT IN HIS OR HER DEFERRAL ELECTION.

7.3  TRANSFER TO RETIREMENT ACCOUNT (OPTIONAL)

X If a Participant has either an Education Account(s) or Fixed Date Account(s) at the time of his or her Retirement, said Accounts shall be transferred to his or her Retirement Account and paid out according to subsection 6.2(a) of the Plan.

7.4  DISABILITY.

     Upon the Disability of a Participant, all amounts credited to his or her Account(s) shall be paid to the Participant:

X    in a lump-sum payment, as soon as administratively feasible.

7.5 DISTRIBUTION IN THE EVENT OF FINANCIAL HARDSHIP - SECTION 6.5 OF PLAN. (OPTIONAL) This permits a distribution of all or a portion of a Participant's Account while employed for an unforeseen emergency. The distribution is limited to the amount necessary to meet the hardship and is only available to the vested portion of a Participant's Account.

X    Financial hardship withdrawls permitted

     7.5.1 TYPES OF CONTRIBUTIONS FROM WHICH HARDSHIP WITHDRAWALS CAN BE TAKEN.

     X    Deferrals only

7.6 EARLY WITHDRAWAL WHILE WORKING - SECTION 6.6 OF PLAN. (OPTIONAL) This permits distribution of all or a portion of a Participant's Account while employed for situations other than unforeseen emergency. The distribution is limited to the vested portion of a Participant's Account. In consideration of supporting the tax deferment of the contributions made to the Plan, this early withdrawal amount is subject to a ten percent (10%) penalty, and the Participant receiving the early withdrawal will be suspended from making future Deferrals for a period no later than the remainder of the Plan Year in which the withdrawal was received. The Employer should consult with its tax counsel or advisor before selecting this provision.

X    Early Withdrawal Not Permitted

SECTION 8. INVESTMENT FUNDS (SPECIFY)

X    SMALL CAPITALIZATION GROWTH - EQUITY
     -----------------------------------------------
     [NAME OF INVESTMENT FUND]

X    LARGE CAP GROWTH - EQUITY
     -----------------------------------------------
     [NAME OF INVESTMENT FUND]

X    LARGE CAP- VALUE - EQUITY
     -----------------------------------------------
     [NAME OF INVESTMENT FUND]

X    STABLE VALUE INVESTMENTS - INCOME
     -----------------------------------------------
     [NAME OF INVESTMENT FUND]

SECTION 9. CHANGE OF CONTROL

9.1 GENERAL. If this is elected by the Employer, the provisions of Article IX of the Plan shall apply as selected under this Article of the Adoption Agreement.

X The provisions of Article IX as selected under this Section shall apply upon a Change of Control.

9.2  ACCELERATION PROVISION FOR VESTING UPON CHANGE OF CONTROL-SECTION 9.2 OF
     PLAN.

X    No accelerated vesting

9.3  ACCELERATED PAYMENT PROVISION UPON CHANGE OF CONTROL-SECTION 9.3 OF PLAN.

X    No accelerated payment

SECTION 10. PLAN ADMINISTRATION

     The Administrator of the Plan shall be:

X A committee (e.g., Deferred Compensation Committee) consisting of the following individuals (by name or position):

     PAUL V. MAIER                      WILLAM A. PETTIT
     --------------------------------------------------------------
     WILLIAM L. RESPESS                 CYNTHIA J. THOMAS
     --------------------------------------------------------------

N/A SECTION 11. IRS APPROVAL - FAILURE TO APPROVE PLAN VOID - SECTION 11.17 OF PLAN (OPTIONAL)

SECTION 12. GOVERNING LAW

            APPLICABLE STATE LAW IS: DELAWARE

SECTION 13. ADOPTION OF PLAN AND TRUST

The Employer hereby agrees to adopt the SMITH BARNEY EXECCHOICE(R) NONQUALIFIED DEFERRED COMPENSATION PLAN AND TRUST, as attached hereto. By executing this Adoption Agreement, the Employer acknowledges that no representations or warranties as to the tax consequences to the Employer and Participants of the operation of this Plan and Trust have been made by Smith Barney Inc. and that Smith Barney Inc. is under no obligation to update either the Plan document or Adoption Agreement and shall have no responsibilities or liability to the extent either document is changed or modified by the Employer.

     IN WITNESS WHEREOF, the Employer has caused this Adoption Agreement to be executed this 1ST DAY OF JANUARY , 1997.

Attest: Ligand Pharmaceuticals Inc.

/S/WILLIAM L. RESPESS               By:     WILLIAM L. RESPESS
---------------------------                 ------------------------------------
Secretary                                   Name

                                            SR. VICE PRESIDENT,
                                            GENERAL COUNSEL, GOVERNMENT AFFAIRS
                                            ------------------------------------
                                            Title

                         SMITH BARNEY INC. EXECCHOICE(R)
                     NONQUALIFIED DEFERRED COMPENSATION PLAN

                         SMITH BARNEY INC. EXECCHOICE(R)
                     NONQUALIFIED DEFERRED COMPENSATION PLAN

                               TABLE OF CONTENTS



ARTICLE I - Definitions..................................................1
    1.1  Account.........................................................1
    1.2  Adoption Agreement .............................................1
    1.3  Administrator...................................................1
    1.4  Beneficiary.....................................................2
    1.5  Board...........................................................2
    1.6  Bonus...........................................................2
    1.7  Change in Control...............................................2
    1.8  Code............................................................2
    1.9  Compensation....................................................2
    1.10 Continuing Directors............................................2
    1.11 Contributions...................................................2
    1.12 Deferrals.......................................................2
    1.13 Deferral Election...............................................3
    1.14 Disability......................................................3
    1.15 Education Account...............................................3
    1.16 Effective Date..................................................3
    1.17 Eligible Employee...............................................3
    1.18 Employee........................................................3
    1.19 Fixed Date Account..............................................3
    1.20 Investment Fund or Funds........................................3
    1.21 Matching Contribution...........................................3
    1.22 Participant.....................................................3
    1.23 Plan............................................................4
    1.24 Plan Year.......................................................4
    1.25 Retirement......................................................4
    1.26 Retirement Account..............................................4
    1.27 Salary..........................................................4
    1.28 Spousal Consent.................................................4
    1.29 Spouse..........................................................4
    1.30 Supplemental Employer Contribution..............................4
    1.31 Trust...........................................................5
    1.32 Trustee.........................................................5
    1.33 Vested Account..................................................5
    1.34 Years of Service................................................5
ARTICLE II - Participation...............................................6
    2.1  Commencement of Participation...................................6
    2.2  Loss of Eligible Employee Status................................6
ARTICLE III - Contributions..............................................7
    3.1  Deferrals.......................................................7
    3.2  Matching Contributions..........................................8
    3.3  Supplemental Employer Contributions.............................8
    3.4  Time of Contributions...........................................8

    3.5 Form of Contributions............................................ 9
ARTICLE IV - Vesting ....................................................10
    4.1 Vesting of Deferrals ............................................10
    4.2 Vesting of Matching Contributions ...............................10
    4.3 Vesting of Supplemental Employer Contributions...................10
    4.4 Vesting in Event of Retirement, Disability, or Death.............10
    4.5 Amounts Not Vested...............................................10
ARTICLE V - Accounts.....................................................11
    5.1 Accounts.........................................................11
    5.2 Investments, Gains and Losses....................................12
    5.3 Forfeitures......................................................12
ARTICLE VI - Distributions...............................................13
    6.1 Distribution Election............................................13
    6.2 Payment Options..................................................13
    6.3 Commencement of Payment upon Death, Disability or Termination....13
    6.4 Minimum Distribution.............................................14
    6.5 Financial Hardship...............................................14
    6.6 Withdrawal While Working.........................................14
ARTICLE VII - Beneficiaries..............................................16
    7.1 Beneficiaries....................................................16
    7.2 Lost Beneficiary.................................................16
ARTICLE VIII - Funding...................................................18
    8.1 Prohibition Against Funding......................................18
    8.2 Deposits in Trust................................................18
    8.3 Withholding of Employee Contributions............................18
ARTICLE IX - Change of Control...........................................19
    9.1 Overriding Provisions Applicable During a Change of Control......19
    9.2 Account Vested on Change of Control..............................19
    9.3 Account Vested and Immediately Payable on Change of Control......19
    9.4 Suspension of Part or All of the Overriding Provisions...........19
ARTICLE X - Claims Administration........................................20
    10.1 General.........................................................20
    10.2 Claim Review....................................................20
    10.3 Right of Appeal.................................................20
    10.4 Review of Appeal................................................19
    10.5 Designation.....................................................21
ARTICLE XI - General Provisions..........................................22
    11.1 Administrator...................................................22
    11.2 No Assignment...................................................23
    11.3 No Employment Rights............................................23
    11.4 Incompetence....................................................23
    11.5 Identity........................................................23
    11.6 Other Benefits..................................................23
    11.7 No Liability....................................................24
    11.8 Expenses........................................................24
    11.9 Insolvency......................................................24
    11.10 Amendment and Termination......................................24
    11.11 Employer Determination.........................................25
    11.12 Construction...................................................25

    11.13 Governing Law..................................................25
    11.14 Severability...................................................27
    11.15 Headings.......................................................27
    11.16 Terms..........................................................27
    11.17 Approval of IRS................................................27
    SCHEDULE A - Employees Who Are Eligible Employees....................28

                         SMITH BARNEY INC. EXECCHOICE(R)
                     NONQUALIFIED DEFERRED COMPENSATION PLAN

     The Employer hereby adopts the Plan for the benefit of a select group of management or highly compensated employees. This Plan is intended to be a top-hat plan described in Sections 201(2), 301(a)(3) and 401(a)(l) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). The Employer intends that the Plan (and the Trust thereunder) shall be treated as unfunded for Federal income tax purposes and shall be exempt from the participation, vesting, funding, and fiduciary requirements set forth in Title I of ERISA.

                             ARTICLE I - DEFINITIONS

     1.1 ACCOUNT. The bookkeeping account established for each Participant as provided in section 5.1 hereof, which shall reflect a Participant's Deferrals, together with Matching Contribution and Supplemental Employer Contributions, if any, together with any adjustments for investment gain or loss and any payments from such account. For purposes herein, the "Account" shall also include any references to the bookkeeping subaccounts established pursuant to section 5.1 hereof and any references to the term "Vested Account" herein.

     1.2 ADOPTION AGREEMENT. The Smith Barney ExecChoice(R) Nonqualified Deferred Compensation Plan Adoption Agreement executed by the Employer to establish the Plan which contains all of the Plan provisions selected by the Employer, as the same may be amended by the Employer from time to time.

     1.3 ADMINISTRATOR. The person, persons or entity designated by the Employer in the Adoption Agreement to administer the Plan. Except as otherwise required by the Trust or applicable law, the Administrator shall have exclusive power and discretion to determine all benefits and resolve all questions pertaining to the administration, interpretation and application of Plan provisions. The Administrator shall serve as the agent for the Employer with respect to the Trust. If no such person or entity is so serving at any time, the Employer shall be the Administrator.

     1.4 BENEFICIARY. The person or entity designated or otherwise determined under the provisions of section 7.1 as the distributee of benefits under the Plan payable following the death of Participant.

     1.5 BOARD. The Board of Directors of the Employer. For purposes of ARTICLE IX, the term "Board" shall be modified to mean the total number of members of the Board that there would be if there were no vacancies on such Board.

     1.6 BONUS. Compensation which is designated as such by the Employer and which relates to services performed during an incentive period by an Eligible Employee in addition to his or her Salary, including any pretax elective deferrals from said Bonus to any Employer sponsored plan which would include, but would not be limited to, amounts deferred under a Deferral Election to this Plan or to a qualified cash or deferred arrangement intended to quality under Code Section 401(k) or to a cafeteria plan under Code Section 125.

     1.7 CHANGE OF CONTROL. If an Employer elects to have the provisions of
ARTICLE IX apply, the meaning selected by the Employer in the Adoption
Agreement.

     1.8 CODE. The Internal Revenue Code of 1986, as amended from time to time. Any reference to a section of the Code includes any comparable section or sections of any further legislation that amends, supplements or supersedes that section.

     1.9 COMPENSATION. The meaning elected by the Employer in the Adoption Agreement.

     1.10 CONTINUING DIRECTORS. If an Employer elects to have the provisions of
ARTICLE IX apply, the meaning selected by the Employer in the Adoption
Agreement.

     1.11 CONTRIBUTIONS. The Deferrals, Matching Contributions and Supplemental Employer Contributions made to the Plan.

     1.12 DEFERRALS. That portion of Compensation that a Participant elects to defer in accordance with section 3.1 hereof.

     1.13 DEFERRAL ELECTION. The separate written agreement ("Deferral Agreement"), submitted to the Administrator, by which an Eligible Employee agrees to participate in the Plan and make Deferrals thereto, and any other related enrollment forms which together evidence a Participant's election to participate in the Plan.

     1.14 DISABILITY. Any medically determinable physical or mental disorder that renders a Participant incapable of continuing in the employment of the Employer in his or her regular duties of employment and is expected to continue for the remainder of a Participant's life, the performance and degree of which shall be supported by medical evidence satisfactory to the Administration in its sole discretion.

     1.15 EDUCATION ACCOUNT. A bookkeeping subaccount which is a payment alternative to the Fixed Date Account established pursuant to section 5.l(b).

     1.16 EFFECTIVE DATE. The date chosen in the Adoption Agreement as of which the Plan first becomes effective.

     1.17 ELIGIBLE EMPLOYEE. An Employee of the Employer who satisfies the eligibility requirements specified in the Adoption Agreement.

     1.18 EMPLOYEE. Any person employed by the Employer.

     1.19 FIXED DATE ACCOUNT. The bookkeeping subaccount established pursuant to subsection 5.1(b).

     1.20 INVESTMENT FUND OR FUNDS. Each investment(s) which serves as a means to measure value, increases or decreases with respect to a Participant's Accounts.

     1.21 MATCHING CONTRIBUTION. A contribution made by the Employer to the Trust that is credited to one or more Participant's Accounts in accordance with the terms of section 3.2 hereof and the Adoption Agreement.

     1.22 PARTICIPANT. An Eligible Employee who is a Participant as provided in
ARTICLE II.

     1.23 PLAN. The Employer's plan in the form of the Smith Barney Inc ExecChoice(R) Nonqualified Deferred Compensation Plan, the Adoption Agreement and all amendments thereto.

     1.24 PLAN YEAR. The twelve month period elected by the Employer in the Adoption Agreement.

     1.25 RETIREMENT. The meaning elected by the Employer in the Adoption Agreement.

     1.26 RETIREMENT ACCOUNT. The bookkeeping subaccount established pursuant to section 5.l(a).

     1.27 SALARY. An Eligible Employee's base salary rate or rates in effect at any time during a Plan Year, including any pretax elective deferrals from said salary to any Employer sponsored plan which would include, but would not be limited to, amounts deferred under a Deferral Election to this Plan or to a qualified cash or deferred arrangement under Code Section 401(k) or to a cafeteria plan under Code Section 125.

     1,28 SPOUSAL CONSENT. Written consent by a Participant's Spouse waiving the benefit otherwise payable to the Spouse under the Plan upon the Participant's death, which acknowledges the designation of the Beneficiary or Beneficiaries named therein, which is witnessed by the Administrator, other Plan representative or notary public, and which includes acknowledgement by the Spouse of the effect of such waiver.

     1.29 SPOUSE. The person legally recognized as the Participant's legal spouse as of the date of determination. For purposes of determining whether Spousal Consent is required with respect to a particular Participant, the Administrator shall be entitled to rely upon a representation by therticipant that the Participant has no Spouse or that Spousal Consent is nor required under the Plan because (a) the Spouse cannot be located, (b) the Participant is legally separated or (c) the Participant has been abandoned (within the meaning of local law) and the Participant has a court order to such effect.

     1.30 SUPPLEMENTAL EMPLOYER CONTRIBUTION. If elected by the Employer in the Adoption Agreement, a discretionary contribution made by the Employer to the Trust that is credited to one or more Participant's Accounts in accordance with the terms of section 3.3 hereof and the Adoption Agreement.

     1.3 1 TRUST. The agreement between the Employer and the Trustee under which the assets of the Plan are held, administered and managed.

     1.32 TRUSTEE. The Trustee of the Trust as it may be designated thereunder from time to time.

     1.33 VESTED ACCOUNT. That portion of a Participant's Account to which a Participant has a vested interest pursuant to ARTICLE IV.

     1.34 YEARS OF SERVICE. A Participant's period of employment used for determining a Participant's vested percentage under ARTICLE IV as elected by the Employer in the Adoption Agreement

                           ARTICLE II - PARTICIPATION

     2.1 COMMENCEMENT OF PARTICIPATION. Each Eligible Employee shall become a Participant at the earlier of the date on which his or her Deferral Election first becomes effective or the date on which a Deferral is first credited to his or her Account.

     2.2 LOSS OF ELIGIBLE EMPLOYEE STATUS.

     (a) A Participant who is no longer an Eligible Employee shall not be permitted to submit a Deferral Election and all Deferrals for such Participant shall cease as of date such Participant is determined to no longer be an Eligible Employee.

     (b) Amounts credited to the Account of a Participant described in subsection (a) shall continue to be held, pursuant to the terms of the Plan, and shall be distributed in accordance with the Employer's election under the Adoption Agreement.

     (c) Notwithstanding subsection (a) above and as subject to subsection (b) above, a Participant in the Plan shall continue to be a Participant so long as his or her Account balances have not yet been fully distributed.

                           ARTICLE III - CONTRIBUTIONS

     3.1 DEFERRALS.

     (a) The Employer shall credit to the Account of a. Participant an amount equal to the amount designated in the Participant's Deferral Election for that Plan Year. Such amounts shall not be made available to such Participant, except as provided in ARTICLE VI, and shall reduce such Participant's Compensation from the Employer in accordance with the provisions of the applicable Deferral Election; provided, however, that all such amounts shall be subject to the rights of the general creditors of the Employer as provided in ARTICLE VIII.

     (b) Each Eligible Employee must deliver a Deferral Election to the Administrator before any Deferrals become effective. Such Deferral Election shall be void with respect to any Deferral unless submitted to the Administrator before the beginning of the calendar year during which the amount to be deferred will be earned; provided, however, that in the year in which the Plan is first adopted or an Employee is first eligible to participate, such Deferral Election shall be filed with the Administrator within thirty (30) days of the date on which the Plan is adopted or the date on which an Employee is first eligible to participate, respectively, with respect to Compensation earned during the remainder of the calendar year.

     (c) The Deferral Election shall, subject to the limitation set forth in section 3.1 hereof and as elected by the Employer under the Adoption Agreement, designate the amount of Compensation deferred by each Participant, the subaccounts, if any, as set forth in subsection (e), below, the Beneficiary or Beneficiaries of the Participant and such other item as the Administrator may prescribe. Such designations shall remain effective unless amended as provided in subsection (d), below.

     (d) A Participant may amend his or her Deferral Election from time to time; provided, however, that any amendment to the amount of a Participant's Deferrals shall comply with the provisions of subsection (b), above.

     (e) A Participant may direct his or her Deferral to be credited to one or more subaccounts as may be established, as provided in ARTICLE V, by the Participant at the time of the Deferral Election.

     3.2 MATCHING CONTRIBUTIONS. If elected by the Employer in the Adoption Agreement, the Employer shall also credit to the Account of each Participant who makes Deferrals a Matching Contribution in an amount equal to the amount specified in the Adoption Agreement.

     3.3 SUPPLEMENTAL EMPLOYER CONTRIBUTIONS. The Employer reserves the right to make discretionary contributions to Participants' Accounts in such amount and in such manner as may be determined by the Employer and as specified in the Adoption Agreement.

     3.4 TIMING OF CONTRIBUTIONS.

     (a) Deferrals and Matching Contributions shal1 be transferred to the Trust as soon as administratively feasible following the close of the period selected in the Adoption Agreement. The Employer shall also transmit at that time any necessary instructions regarding the allocation of such amounts among the Accounts of Participants to the Trustee, the Administrator, or an agent thereof, as applicable.

     (b) Supplemental Employer Contributions shall be transferred to the Trust at such time as soon as administratively feasible following the close of the period selected in the Adoption Agreement. The Employer shall also transmit at that time any necessary instructions regarding the allocation of such amounts among the Accounts of Participants to the Trustee, the Administrator, or an agent thereof, as applicable.

     3.5 FORM OF CONTRIBUTIONS. All Contributions to the Trust shall be made in the form of cash or cash equivalents of U.S. currency.

                              ARTICLE IV - VESTING

     4.1 VESTING OF DEFERRALS. A Participant shall have a vested right to the portion of his or her Account attributable to Deferral and any earnings on the investment of such Deferrals.

     4.2 VESTING OF MATCHING CONTRIBUTIONS. Except as otherwise provided herein, a Participant shall have a vested right to that portion of his or her Account attributable to Matching Contributions as specified by the Employer in the Adoption Agreement.

     4.3 VESTING OF SUPPLEMENTAL EMPLOYER CONTRIBUTIONS. Except as otherwise provided herein, a Participant shall have a vested right to that portion of his or her Account attributable to Supplemental Employer Contributions as specified by the Employer in the Adoption Agreement.

     4.4 VESTING IN EVENT OF RETIREMENT, DISABILITY, OR DEATH.

     (a) A Participant who attains the age specified in the Adoption Agreement and retires from the employ of the Employer on or after such age shall be fully vested in the amounts credited to his or her Account regardless of his or her Years of Service.

     (b) A Participant who has a termination of employment due to Disability shall be fully vested in the amounts credited to his or her Account.

     (c) A Participant who has a termination of employment due to death shall be fully vested in the amounts credited to his or her Account

     4.5 AMOUNTS NOT VESTED. Any amounts credited to a Participant's Account that are not vested at the time of his or her termination of employment with the Employer shall be forfeited as provided in section 5.3 hereof.

                              ARTICLE V - ACCOUNTS

     5.1 ACCOUNTS. The Administrator shall establish and maintain a bookkeeping account in the name of each Participant. The Administrator shall also establish bookkeeping subaccounts, as provided in subsections (a) and (b) below, as elected by the Participant pursuant to ARTICLE III.

     (a) A Retirement Account shall be established for each Participant. His or her Retirement Account shall be credited with Deferrals (as specified in the Participant's Deferral Election), and those Contributions specified by Employer in the Adoption Agreement and the Participant's allocable share of any earnings or losses on the foregoing. Each Participant's Account shall be reduced by any distributions made.

     (b) (1) A Participant may elect to establish one or more Fixed Date Accounts by designating a year of payout at the time the Account is initially established. Subject to the establishment of an Education Account pursuant to subsection (2) below, the minimum initial deferral period for each subaccount shall be five (5) years. A Participant may have a maximum number of five Fixed Date Account at any time. Each Participant`s Fixed Date Account shall be credited with Deferrals (as specified in the Participant's Deferral Election) and those Contributions specified by the Employer in the Adoption Agreement and the Participant's allocable share of any earnings or losses on the foregoing, Each Participant`s Account shall be reduced by any distributions made.

     (2) In lieu of designating a future year of payout for a Fixed Date Account pursuant to subsection (1) above, a Participant may elect to have one or more Fixed Date Accounts be paid to a Participant for the purposes of meeting a Student's post-secondary educational expenses. If this alternative is elected by Participant, one or more Education Accounts shall be established. For purposes of this subsection, the term "Student" shall be those categories of persons selected by the Employer in the Adoption Agreement. The maximum number of Education Accounts a Participant may have is subject to the maximum number of Fixed Date Accounts permitted under subsection (I). If a Student dies before distribution of all amounts in the respective Education Account is made to the Participant, amounts credited to such Education Account shall be credited instead to the Participant's Retirement Account.

     5.2 INVESTMENTS, GAINS AND LOSSES.

     (a) Trust assets shall be invested by the Trustee in accordance with the Trustee's investment authority under the terms of the Trust and subject to any investment direction the Trustee may receive under the terms of the Trust.

     (b) The Administrator shall adjust the amounts credited to each Participant's Account to reflect all contributions, investment experience, distributions and any other appropriate adjustments. Such adjustments shall be made as frequently as is administratively feasible.

     (c) A Participant may direct that his or her Retirement Account, and/or Fixed Date Account established pursuant to section 5.1 may be valued as if they were invested in one or more Investment Funds elected by the Employer in the Adoption Agreement in multiples of one percent (1%) of the balance in an Account. A Participant may change his or her selection of Investment Funds no more than six (6) times each Plan Year. An election shall be effective as soon 8s administratively feasible following the date of the change as indicated on an investment allocation form completed by the Participant and delivered to the Administrator.

     5.3 FORFEITURES. Any forfeitures from a Participant's Account shall continue to be held in the Trust, shall be separately invested and shall be used to reduce succeeding Matching Contributions and Supplemental Employer Contributions until such forfeitures have been entirely so applied. If no further Matching Contributions or Supplemental Employer Contributions will be made, then such forfeitures shall be returned to the Employer.

                           ARTICLE VI - DISTRIBUTIONS

     6.1 DISTRIBUTION ELECTION. Each Participant shall designate on his or her initial Deferral Election the form and timing of his or her distribution by indicating the type of account as described under section 5.1, and by designating the manner in which payments shall be made from the choices available under section 6.2 hereof. Such designation shall be irrevocable and shall apply to all amounts distributed from such Participant's Account Notwithstanding the foregoing, the Administrator has the authority to negate a Participant's distribution election indicated either on his or her initial Deferral Election or made pursuant to subsections 6.5 and 6.6 below if such election would violate the terms of the Plan, the Trust or applicable law.

     6.2 PAYMENT OPTIONS.

     (a) Retirement Account payouts shall be payable in one of the following forms: (i) in a lump-sum payment; or (ii) in annual installments over a period of up to ten (10) years (as elected by Participant on his or her Deferral Election). Retirement Account payments shall commence as soon as administratively feasible immediately after the Participant's Retirement.

     (b) Unless a Participant elects to establish an Educational Account pursuant to subsection 5.l(b)(2), Fixed Date Account payouts shall be made in one lump sum payment on January 1 (or as soon as administratively feasible) of the calendar year selected by the participant on his or her Deferral Election. Educational Account payouts shall be made in the manner elected by the Employer in the Adoption Agreement.

     6.3 COMMENCEMENT OF PAYMENT UPON DEATH, DISABILITY OR TERMINATION.

     (a) Upon the death of a Participant, all amounts credited to his or her Account(s) shall be paid, as soon as administratively feasible, to his or her Beneficiary or Beneficiaries, as determincd under ARTICLE VII hereof, in a lump sum.

     (b) Upon the Disability of a Participant, all amounts credited to his or her Account(s) shall be paid to the Participant, as specified by the Employer in the Adoption Agreement.

     (c) Upon the termination of employment of a Participant, all amounts credited to his or her Vested Account(s) shall be paid to the Participant in a lump-sum payment, as soon as administratively feasible.

     6.4 MINIMUM DISTRIBUTION. Notwithstanding any provision to the contrary, if the balance of a Participant's Account at the time of a termination due to Retirement or Disability is less than $10,000, then the Participant shall be paid his or her benefits as a single lump sum as soon as administratively feasible following said termination.

     6.5 FINANCIAL HARDSHIP. If so elected by the Employer in the Adoption Agreement, the Administrator may permit an early distribution of part or all of a Participant's Account (including Deferrals, Matching Contributions and Supplemental Employer Contributions as specified in the Adoption Agreement); provided, however, that such distribution shall be made only if the Administrator, in its sole discretion, determines that the Participant has experienced an unforeseen emergency that is caused by an event beyond the control of the Participant and that would result in severe financial hardship to the Participant if the early distribution were not permitted. Any distribution pursuant to this subsection is limited to amounts attributable to the Participant's Vested Account and shall not be in excess of an amount necessary to meet the hardship.

     6.6 WITHDRAWAL WHILE WORKING.

     (a) If so elected by the Employer in the Adoption Agreement, the Administrator may permit an early distribution of part or all of a Participant's Vested Account as provided in subsections (b) and (c) below.

     (b) A Participant must deliver a written request for an early distribution to the Administrator and shall provide such additional information as the Administrator may require no later than thirty (30) days prior to the dare the Participant expects the distribution to be made. If the request is approved by the Administrator, the Participant shall receive an amount equal to his or her Vested Account (as adjusted in accordance with section 5.2) net of ten percent (10%) of such Vested Account. That portion of the Vested Account which is forfeited pursuant to this subsection (b) shall be subject to section 5.3.

     (c) A Participant who receives an early disuibution under this section shall not be permitted to make Deferrals for a period beginning on the date such distribution is paid and ending on the earlier of (i) six (6) months following the payment date or (ii) the last day of the applicable Plan Year.

                           ARTICLE VI - BENEFICIARIES

     7.1 BENEFICIARIES. If a Participant is married on the date of the Participant's death, the Participant's Beneficiary shall be the Participant's Spouse, unless the Participant names a Beneficiary or Beneficiaries (other than the Participant's Spouse) to receive the balance of the Participant's Deferred Compensation Account in the event of the Participant's death prior to the payment of the Participant's Account. Notwithstanding the immediately preceding sentence, if the Participant is married at the time of death, no designation of a Beneficiary other than the Participant's Spouse shall be effective unless Spousal Consent has been obtained with respect to such designation. To be effective, any Beneficiary designation must be filed with the Administrator on a form provided by the Administrator for that purpose. A Participant may revoke an existing Beneficiary designation by filing with the Administrator another Beneficiary designation form. The latest Beneficiary designation received by the Administrator shall be controlling. If the Beneficiary does not survive the Participant (or is otherwise unavailable to receive payment) or if no Beneficiary is validly designated, then the amounts payable under this Plan shall be paid to the Participant's Spouse, if any, and, if none, to his or her surviving issue per stirpes, if any, and, if none, to his or her estate and such person(s) or entity shall be deemed to be a Beneficiary hereunder. (For purposes of this ARTICLE, a per stirpes distribution to surviving issue means a distribution to such issue as representatives of the branches of the descendants of such Participant; equal shares are alotted for each living child and for the descendants as a group of each deceased child of the deceased Participant). If more than one person is the Beneficiary of a deceased Participant, each such person shad receive a pro rata share of any death benefit payable unless otherwise designated on the applicable form. If a Beneficiary who is receiving benefits dies, all benefits that were payable to such Beneficiary shall then be payable to the estate of that Beneficiary.

     7.2 LOST BENEFICIARY.

     (a) All Participants and Beneficiaries shall have the obligation to keep the Administrator informed of their current address until such time as all benefits due have been paid.

     (b) If a Participant or Beneficiary cannot be located by the Administrator exercising due diligence, then, in its sole discretion, the Administrator may presume that the Participant or Beneficiary is deceased for purposes of the Plan and all unpaid amounts (net of due diligence expenses) owed to the Participant or Beneficiary shall be paid accordingly or, if a Beneficiary cannot be so located, then such amounts may be forfeited and shall be subject to section 5.3 herein. Any such presumption of death shall be final, conclusive and binding on all parties.

                             ARTICLE VIII - FUNDING

     8.1 PROHIBITION AGAINST FUNDING. The Plan constitutes a mere promise by the Employer to make benefit payments thereunder in the future. Should any investment be acquired in connection with the liabilities assumed under this Plan, it is expressly understood and agreed that the Participants and Beneficiaries shall not have any right with respect to, or claim against, such assets nor shall any such purchase be construed to create a trust of any kind or a fiduciary relationship between the Employer and the Participants, their Beneficiaries or any other person. Any such assets shall be and remain a part of the general, unpledged, unrestricted assets of the Employer, subject to the claims of its general creditors. Each Participant and Beneficiary shall be required to look to the provisions of this Plan and to the Employer itself for enforcement of any and all benefits due under this Plan, and to the extent any such person acquires a right to receive payment under this Plan, such right shall be no greater than the right of any unsecured general creditor of the Employer. The Trust shall be designated the owner and beneficiary of any investment acquired in connection with its obligation under this Plan.

     8.2 DEPOSITS IN TRUST. Notwithstanding section 8.1, or any other provision of this Plan to the contrary, the Employer may deposit into the Trust any amounts it deem appropriate to pay the benefits under this Plan. The amounts so deposited may include all contributions made pursuant to a Deferral Election by a Participant and any other Contributions made by the Employer to the Plan,

     8.3 WITHHOLDING OF EMPLOYEE CONTRIBUTIONS. The Administrator is authorized to make any and all necessary arrangements with the Employer in order to withhold the Participant's Deferrals under section 3.1 hereof from his or her Compensation. The Administrator or its designee shall determine the amount and timing of such withholding.

                         ARTICLE IX - CHANGE OF CONTROL

     9.1 OVERRIDING PROVISIONS APPLICABLE DURING A CHANGE OF CONTROL. If so elected by the Employer in the Adoption Agreement, the following provisions of this ARTICLE will become effective upon a Change of Control. No portion of this ARTICLE will apply to any transaction or event referred to herein to the extent it is inconsistent with applicable State or Federal law.

     9.2 ACCOUNT VESTED ON CHANGE OF CONTROL. Effective on a Change of Control, Participant Accounts (including all Contributions and investment earnings as of that date) will become fully vested and nonforfeitable.

     9.3 ACCOUNT VESTED AND IMMEDIATELY PAYABLE ON CHANGE OF CONTROL. Effective on a Change of Control, Participant Accounts (including all Contributions and investment earnings as of that date) will become fully vested and nonforfeitable and shall be paid to Participants and Beneficiaries, as applicable, by the Administrator as soon as administratively feasible following the Change of Control or such other date as determined by the Employer in the Adoption Agreement.

     9.4 SUSPENSION OF PART OR ALL OF THE OVERRIDING PROVISIONS. If so elected by the Employer in the Adoption Agreement, by the affirmative vote of a majority of the Board and a majority of those members of the Board who are Continuing Directors, either section 9.2 or 9.3, as selected by the Employer in the Adoption Agreement, may be declared inapplicable if a majority of the members of the Board are Continuing Directors (provided that such majority is equal to the same number as constituted a majority of the Board immediately prior to the Change of Control).

                        ARTICLE X - CLAIMS ADMINISTRATION

     10.1 GENERAL. In the event that a Participant or his or her Beneficiary does not receive any Plan benefit this is claimed, such Participant or Beneficiary shall be entitled to consideration and review as provided in this ARTICLE. Such consideration and review shall be conducted in a manner designed to comply with Section 503 of ERISA.

     10.2 CLAIM REVIEW. Upon receipt of any written claim for benefits, the Administrator shall be notified and shall give due consideration to the claim presented. Written notice of the disposition of a claim by the Administrator shall be furnished to the claimant within ninety (90) days after the claim is filed. In the event of special circumstances, the Administrator may extend the period for claim determination for up to an additional ninety (90) days, in which case it shall so advise the claimant in writing. If the claim is denied to any extent by the Administrator, the Administrator shall furnish the claimant with a written notice setting forth (in a manner calculated to be understood by the c1aimant):

     (a) the specific reason or reasons for denial of the claim;

     (b) a specific reference to the Plan provisions on which the denial is based;

     (c) a description of any additional material or information necessary for the claimant to perfect the claim and an explanation of why such material or information is necessary; and

     (d) an explanation of the provisions of this ARTICLE.

     10.3 RIGHT OF APPEAL. A claimant who has a claim denied under section 10.2 may appeal to the Administrator for reconsideration under this section must be filed by written notice within sixty (60) days after receipt by the claimant of the notice of denial under section 10.2.

     10.4 REVIEW OF APPEAL. Upon receipt of an appeal the Administrator shall promptly take action to give due consideration to the appeal. Such consideration may include a hearing of the parties involved, if the Administrator feels such a hearing is necessary. In preparing for this appeal the claimant shall be given the right to review pertinent documents and the right to submit in writing a statement of issues and comments. After consideration of the merits of the appeal the Administrator shall issue a written decision which shall be binding on all parties. The decision shall be written in a manner calculated to be understood by the claimant and shall specifically state its reasons and pertinent Plan provisions on which it relies. The Administrator's decision shall be issued within sixty (60) days after the appeal is filed, except that if a hearing is held, the decision must be issued within one hundred twenty (120) days after the appeal is filed.

     10.5 DESIGNATION. The Administrator may designate one or more of its members or any other person of its choosing to make any determination otherwise required under this ARTICLE.

                         ARTICLE XI - GENERAL PROVISIONS

     11.1 ADMINISTRATOR.

     (a) The Administrator is expressly empowered to limit the amount of compensation that may be deferred; to deposit amounts into trust in accordance with section 8.2 hereof; to interpret the Plan, and to determine all questions arising in the administration, interpretation and application of the Plan; to emp1oy actuaries, accountants, counsel, and other persons it deems necessary in connection with the administration of the Plan; to request any information from the Employer it deems necessary to determine whether the Employer would be considered insolvent or subject to a proceeding in bankruptcy; and to take all other necessary and proper actions to fulfill its duties as Administrator.

     (b) The Administrator shall not be liable for any actions by it hereunder, unless due to its own negligence, willful misconduct or lack of good faith,

     (c) The Administrator shall be indemnified and saved harmless by the Employer from and against all personal liability to which it may be subject by reason of any act done or omitted to be done in its office capacity as Administrator in good faith in the administration of the Plan, including all expenses reasonably incurred in its defense in the event the Employer fails to provide such defense upon the request of the Administrator. The Administrator is relieved of all responsibility in connection with its duties hereunder to the fullest extent permitted by law, short of breach of duty to the Beneficiaries.

     11.2 NO ASSIGNMENT. Benefits or payments under this Plan shall not be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment, or garnishment by creditors of the Participant or the Participant's Beneficiary, whether voluntary or involuntary, and any attempt to so anticipate, alienate, sell, transfer, assign, pledge, encumber, attach or garnish the same shall not be valid, nor shall any such benefit or payment be in any way liable for or subject to the debts, contracts, liabilities, engagement or torts of any Participant or Beneficiary, or any other person entitled to such benefit or payment pursuant to the terms of this Plan, except to such extent as may be required by law. If any Participant or

Beneficiary or any other person entitled to a benefit or payment pursuant to the terms of this Plan becomes bankrupt or attempts to anticipate, alienate, sell, transfer, assign, pledge, encumber, attach or garnish any benefit or payment under this Plan, in whole or in part, or if any attempt is made to subject any such benefit or payment, in whole or in part, to the debts, contracts, liabilities, engagements or torts of the Participant or Beneficiary or any other person entitled to any such benefit or payment pursuant to the terms of this Plan, then such benefit or payment, in the discretion of the Administrator shall cease and terminate with respect to such Participant or Beneficiary, or any other such person; provided, however, that the Administrator reserves the right to interplead a court of competent jurisdiction regarding a determination of a benefit claim in the event of such attempted assignment.

     11.3 NO EMPLOYMENT RIGHTS. Participation in this Plan shall not be construed to confer upon any Participant the legal right to be retained in the employ of the Employer, or give a Participant or Beneficiary, or any other person, any right to any payment whatsoever, except to the extent of the benefits provided for hereunder. Each Participant shall remain subject to discharge by the Employer to the same extent as if this Plan had never been adopted.

     11.4 INCOMPETENCE. If the Administrator determines that any person to whom a benefit is payable under this Plan is incompetent by reason of physical or mental disability, the Administrator shall have the power to cause the payments becoming due to such person to be made to another for his or her benefit without responsibility of the Administrator or the Employer to see to the application of such payments. Any payment made pursuant to such power shall, as to such payment, operate as a complete discharge of the Employer, the Administrator and the Trustee.

     11.5 IDENTITY. If, at any time, any doubt exists as to the identity of any person entitled to any payment hereunder or the amount or time of such payment, the Administrator shall be entitled to hold such sum until such identity or amount or time is determined or until an order of a court of competent jurisdiction is obtained. The Administrator shall also be entitled to pay such sum into court in accordance with the appropriate rules of law. Any expenses incurred by the Employer, Administrator, and Trust incident to such proceeding or litigation shall be charged against the Account of the affected Participant.

     11.6 OTHER BENEFITS. The benefits of each Participant or Beneficiary hereunder shall be in addition to any benefits paid or payable to or on account of the Participant or Beneficiary under any other pension, disability, annuity or retirement plan or policy whatsoever.

     11.7 NO LIABILITY. No liability shall attach to or be incurred by any manager of the Employer, Trustee or any Administrator under or by reason of the terms, conditions and provisions contained in this Plan, or for the acts or decisions taken or made thereunder or in connection therewith; and as a condition precedent to the establishment of this Plan or the receipt of benefits thereunder, or both, such liability, if any, is expressly waived and released by each Participant and by any and all persons claiming under or through my Participant or any other person. Such waiver and release shall be conclusively evidenced by any act or participation in or the acceptance of benefits or the making of any election under this Plan.

     11.8 EXPENSES. All expenses incurred in the administration of the Plan, whether incurred by the Employer or the Plan, shall be paid by the Employer. If not paid by the Employer, all expenses incurred in the administration of the Plan shall be paid by the Trust.

     11.9 INSOLVENCY. Should the Employer be considered insolvent (as defined by the Trust), the Employer, through its Board and chief executive officer (or, if there is no chief executive office, its highest ranking officer), shall give immediate written notice of such to the Administrator and the Trustee. Upon receipt of such notice, the Administrator shall cease requesting payments to be made to Participants and Beneficiaries.

     11.10 AMENDMENT AND TERMINATION.

     (a) Except as otherwise provided in this section, the Employer shall have the sole authority to modify, amend or terminate this Plan at any time, including any period of time after which Participants have a nonforfeitable right to receive benefits under the Plan; provided, however, that any modification or termination of this Plan shall not reduce, without the consent of a Participant, a Participant's right to any amounts already credited to his or her Vested Account, or lengthen the time period for a payout from an established Vested Account, on the day before the effective date of such modification or termination. In furtherance of the aforementioned sentence, no document (other than the Plan, Adoption Agreement, Trust, Deferral Election or summary plan description of the Plan) or any oral representations made by the Administrator or any representative of the Company may be relied upon by any Participant or Beneficiary as evidence contradicting the terms of this Plan, including the Employer's ability to modify, amend or terminate the Plan. In the event the Plan is terminated, payment of Participants' Vested Accounts may be made in a single sum payment if the Employer so designates in the Adoption Agreement. Any such decision to pay in a single sum shall apply to all Participants and Beneficiaries.

     (b) If so elected by the Employer in the Adoption Agreement, a Participant shall have a vested right to his or her Account in the event of the termination of the Plan pursuant to section (a), above.

     (c) Any funds remaining in the Trust after termination of the Plan and satisfaction of all liabilities to Participants and Beneficiaries, shall be returned to the Employer.

     11.11 EMPLOYER DETERMINATIONS. Any determinations, actions or decisions of the Employer (including but nor limited to, Plan amendments and Plan termination) shall be made by the Board in accordance with its established procedures or by such other individuals, groups or organizations that have been properly delegated by the Board to make such determination or decision.

     11.12 CONSTRUCTION. All questions of interpretation, construction or application arising under or concerning the terms of this Plan shall be decided by the Administrator, in its sole and final discretion, whose decision shall be final, binding and conclusive upon all persons.

     11.13 GOVERNING LAW. This Plan shall be governed by, construed and administered in accordance with the applicable provisions of ERISA and ay other applicable Federal Law, provided, however, that to the extent not preempted by Federal law this Plan shall be governed by, construed and administered under the laws of the State designated by the Employer in the Adoption Agreement.

     11.14 SEVERABILITY. If any provision of this Plan is held invalid or unenforceable, its invalidity or unenforceability shall not affect any other provision of this Plan and this Plan shall be construed and enforced as if such provision had not been included therein. If the inclusion of any Employee (or Employees) as a Participant under this Plan would cause the Plan to fail to comply with the requirements of sections 201(2), 301(a)(3) and 401(a)(l) of ERISA then the Plan shall be severed with respect to such Employee or Employees, who shall be considered to be participating in a separate arrangement.

     11.15 HEADINGS. The ARTICLE headings contained herein are inserted only as a matter of convenience and for reference and in no way define, limit, enlarge or describe the scope or intent of this Plan nor in any way shall they affect this Plan or the construction of any provision thereof.

     11.16 TERMS. Capitalized terms shall have meanings as defined herein. Singular nouns should be read as plural, masculine pronouns should be read as feminine, and vice versa, as appropriate.

     11.17 APPROVAL OF IRS. If the Employer seeks a private letter filing from the Internal Revenue Service and the Internal Revenue Service does not issue a ruling acceptable to the Employer regarding the Plan, then the Plan (and the Trust), at the election of the Employer, shall be void and all Deferrals shall be returned to participants who made such contributions and all other Contributions shall be returned to the Employer.

                                   SCHEDULE A

                      EMPLOYEES WHO ARE ELIGIBLE EMPLOYEES

                                   APPENDIX B


                              TRUST AGREEMENT UNDER
                       LIGAND PHARMACEUTICALS INCORPORATED
                     NONQUALIFTED DEFERRED COMPENSATION PLAN

     This Agreement made this 15TH day of June 2002, by and between Ligand Pharmaceuticals Inc. (hereinafter referred to as the "Company") and Smith Barney Corporate Trust (hereinafter referred to as the "Trustee");

     WHEREAS, the Company has adopted the nonqualified deferred compensation plan (hereinafter referred to as the "Plan") attached as Appendix A;

     WHEREAS, the Company has incurred or expects to incur liability under the terms of such Plan with respect to the individuals participating in such Plan;

     WHEREAS, the Company wishes to establish a trust (hereinafter referred to as the "Trust") and to contribute to the Trust assets that shall be held therein, subject to the claims of the Company's creditors in the event of the Company's Insolvency, as herein defined, until paid to the Plan participants and their beneficiaries in such manner and at such times as specified in the Plan;

     WHEREAS, it is the intention of the parties that this Trust shall constitute an unfunded arrangement and shall not affect the status of the Plan as an unfunded plan main- tained for the purpose of providing deferred compensation for a select group of management or highly compensated employees for purposes of Title I of the Employee Retirement Income Security Act of 1974, as amended;

     WHEREAS, it is the intention of the Company to make contributions to the Trust to provide itself with a source of funds to assist it in meeting its liabilities under the Plan;

     NOW, THEREFORE, the parties do hereby establish the Trust and agree that the Trust shall be comprised, held and disposed of as follows:

SECTION 1. ESTABLISHMENT OF THE TRUST.

(a) The Company hereby deposits with the Trustee in trust at least ONE DOLLAR ($1.00), which shall become the principal of the Trust to be held, administered and disposed of by the Trustee as provided in this Trust Agreement.

(b) The Trust hereby established is revocable by the Company; it shall become irrevocable upon a Change of Control, as defined in the Plan.

(c) The Trust is intended to be a grantor trust, of which the Company is the grantor, within the meaning of subpart E, part I, subchapter J, chapter 1, subtitle A of the Internal Revenue Code of 1986, as amended, and shall be construed accordingly.

(d) The principal of the Trust, and any earnings thereon, shall be held separate and apart from other funds of the Company and shall be used exclusively for the uses and purposes of Plan participants and general creditors as herein set forth. Plan participants and their beneficiaries shall have no preferred claim on, or any beneficial ownership interest in, any assets of the Trust. Any rights created under the Plan and this Trust Agreement shall be mere unsecured contractual rights of Plan participants and their beneficiaries against the Company. Any assets held by the Trust will be subject to the claims of the Company's general creditors under federal and state law in the event of Insolvency, as defined in Section 3(a) herein.

(e) The Company, in its sole discretion, may at any time, or from time to time, make additional deposits of cash or other property in trust with the Trustee to augment the principal to be held, administered and disposed of by the Trustee as provided in this Trust Agreement. Neither the Trustee nor any Plan participant or beneficiary shall have any right to compel such additional deposits.


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SECTION 2. PAYMENTS TO PLAN PARTICIPANTS AND THEIR BENEFICIARIES.

(a) The Company shall deliver to the Trustee a schedule (the "Payment Schedule") that indicates the amounts payable with respect to each Plan participant (and his or her beneficiaries), that provides a formula or other instructions acceptable to the Trustee for determining the amounts so payable, the form in which such amount is to be paid (as provided for or available under the Plan), and the time of commencement for payment of such amounts. Except as otherwise provided herein, the Trustee shall make payments to the Plan participants and their beneficiaries in accordance with such Payment Schedule. The Trustee shall make provisions for the reporting and withholding of any federal, state or local taxes that may be required to be withheld with respect to the payment of benefits pursuant to the terms of the Plan and shall pay amounts withheld to the appropriate taxing authorities or determine that such amounts have been reported, withheld and paid by the Company.

(b) The entitlement of a Plan participant or his or her beneficiaries to benefits under the Plan shall be determined by the Company or such party as it shall designate under the Plan, and any claim for such benefits shall be considered and reviewed under the procedures set out in the Plan.

(c) The Company may make payment of benefits directly to Plan participants or their beneficiaries as they become due under the terms of the Plan. The Company shall notify the Trustee of its decision to make payment of benefits directly prior to the time amounts are payable to participants or their beneficiaries. In addition, if the principal of the Trust, and any earnings thereon, are not sufficient to make payments of benefits in accordance with the terms of the Plan, the Company shall make the balance of each such payment as it falls due. The Trustee shall notify the Company where principal and earnings are not sufficient.


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SECTION 3.  TRUSTEE RESPONSIBILITY REGARDING PAYMENTS TO THE TRUST
BENEFICIARY WHEN THE COMPANY IS INSOLVENT.

(a) The Trustee shall cease payment of benefits to Plan participants and their beneficiaries if the Company is Insolvent. The Company shall be considered "Insolvent" for purposes of this Trust Agreement if:

     (i)  the Company is unable to pay its debts as they become due, or

     (ii) the Company is subject to a pending proceeding as a debtor under the United States Bankruptcy Code.

(b) At all times during the continuance of this Trust, as provided in Section l(d) hereof, the principal and income of the Trust shall be subject to claims of general creditors of the Company under federal and state law as set forth below:

     (1) The Board of Directors and the Chief Executive Officer (or, if there is no Chief Executive Officer, the highest ranking officer of the Company) of the Company shall have the duty to inform the Trustee in writing of the Company's Insolvency. If a person claiming to be a creditor of the Company alleges in writing to the Trustee that the Company has become Insolvent, the Trustee shall determine whether the Company is Insolvent and, pending such determination, the Trustee shall discontinue payment of benefits to Plan participants or their beneficiaries.

     (2) Unless the Trustee has actual knowledge of the Company's Insolvency or has received notice from the Company or a person claiming to be a creditor alleging that the Company is Insolvent, the Trustee shall have no duty to inquire whether the Company is Insolvent. The Trustee may in all events rely on such evidence concerning the Company's solvency as may be furnished to the Trustee and that provides the Trustee with a reasonable basis for making a determination concerning the Company's solvency.

     (3) If at any time the Trustee has determined that the Company is Insolvent, the Trustee shall discontinue payments to Plan participants or their beneficiaries


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         and shall hold the assets of the Trust for the benefit of the
         Company's general creditors. Nothing in this Trust Agreement shall in any way diminish any rights of Plan participants or their beneficiaries to pursue their rights as general creditors of the Company with respect to benefits due under the Plan or otherwise.

     (4) The Trustee shall resume the payment of benefits to Plan participants or their beneficiaries in accordance with Section 2 of this Trust Agreement only after the Trustee has determined that the Company is not Insolvent (or is no longer Insolvent).

(c) Provided that there are sufficient assets, if the Trustee discontinues the payment of benefits from the Trust pursuant to Section 3(b) hereof and subsequently resumes such payments, the first payment following such discontinuance shall include the aggregate amount of all payments due to Plan participants or their beneficiaries under the terms of the Plan for the period of such discontinuance, less the aggregate amount of any payments made to Plan participants or their beneficiaries by the Company in lieu of the payments provided for hereunder during any such period of discontinuance.

SECTION 4. PAYMENTS TO COMPANY.

Except as provided in Section 3 hereof, after the Trust has become irrevocable, the Company shall have no right or power to direct the Trustee to return to the Company or to divert to others any of the Trust assets before all payment of benefits have been made to Plan participants and their beneficiaries pursuant to the terms of the Plan.


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SECTION 5. INVESTMENT AUTHORITY.

ALTERNATIVES

(a) The Trustee may invest in securities (including stock or rights to acquire stock) or obligations issued by the Company. All rights associated with assets of the Trust shall be exercised by the Trustee or the person designated by the Trustee, and shall in no event be exercisable by or rest with the Plan participants.

     "The Company shall have the right at any time, and from time to time in its sole discretion, to substitute assets of equal fair market value for any asset held by the Trust. This right is exercisable by the Company in a nonfiduciary capacity without the approval or consent of any person in A fiduciary capacity."

(b) The Trustee is authorized and empowered

          (i) to invest and reinvest Trust assets, together with the income therefrom, in all or any type of property whether real, personal or mixed and whether tangible or intangible including but not limited to

           (1)  stock, whether common, preferred or convertible preferred;

           (2) evidence of indebtedness including bonds, debentures, notes, mortgages and commercial paper (including those issued by the Trustee or an affiliate of the Trustee);

           (3) shares issued by registered investment companies (including those which are sponsored or offered by the Trustee or an affiliate or to which services are rendered by the Trustee or an affiliate for which the Trustee or an affiliate is compensated by the registered investment company);

           (4)  bank investment contracts;

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           (5)  guaranteed investment contracts, life insurance policies and annuity policies or contracts (including those issued by an affiliate of the Trustee); and

           (6)  options to buy or sell securities or other assets;

           (ii) to deposit or invest all or any part of the assets of the Trust in savings accounts or certificates of deposit or other deposits in a bank or savings and loan association or other depository institution, including the Trustee or any of its affiliates, provided that with respect to such deposits with the Trustee or an affiliate, the deposits shall bear a reasonable interest rate;

           (iii)to hold, manage, improve, repair and control all property, real or personal, forming part of the Trust, and to sell, convey, transfer, exchange, partition, lease for any term, even extending beyond the duration of this Trust, and otherwise dispose of the same from time to time;

           (iv) to hold in cash, without liability for interest, such portion of the Trust as is pending investment, or payment of expenses, or the distribution of benefits;

           (v) to take such actions as may be necessary or desirable to protect the Trust from loss due to the default on any evidence of indebtedness held in the Trust including the appointment of agents or trustees in such other jurisdictions as it may seem desirable, to transfer property to such agents with such powers as are necessary or desirable to protect the Trust, to direct such agent or trustee, or to delegate such power to direct and to remove such agent or trustee;

           (vi) to settle, compromise or abandon all claims and demands in favor of or against the Trust;

           (vii)to exercise all of the further rights, powers, options and privileges granted, provided for, or vested in trustees generally under the laws of the state in which the Trustee incorporated as set forth above, so that the powers conferred upon the Trustee herein shall be in addition thereto;


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           (viii) to borrow money from any source and to execute promissory notes, mortgages or other obligations and to pledge or mortgage any Trust assets as security; and

           (ix) to maintain accounts at, execute transactions through, and lend on an adequately secured basis stocks, bonds, or other securities to, any brokerage or other firm, including any firm which is an affiliate of the Trustee.

(c) To the extent that it deems necessary or appropriate to implement its powers under this Section 5 or otherwise fulfill any of its duties and responsibilities as trustee of the Trust, the Trustee shall have the following additional powers and authority:

           (i) to register securities, or any other property, in its name or in the name of any nominee, including the name of any affiliate or the nominee name designated by any affiliate, with or without indication of the capacity in which property shall be held, or to hold securities in bearer form and to deposit any securities or other property in a depository or clearing corporation;

           (ii) to designate and engage the services of and to delegate powers and responsibilities to, such agents, representatives, advisers, counsel and accountants as the Trustee considers necessary or appropriate, any of whom may be an affiliate of the Trustee or a person who renders services to such an affiliate, and, as a part of its expenses under this Trust Agreement, to pay their reasonable expenses and compensation;

           (iii)to make, execute and deliver, as Trustee, any and all deeds, leases, mortgages, conveyances, waivers, releases or other instruments in writing necessary or appropriate for the accomplishment of any of the powers listed in this Trust Agreement; and

           (iv) generally to do all other acts which the Trustee deems necessary or appropriate for the protection of the Trust.


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SECTION 6. DISPOSITION OF INCOME.

During the term of this Trust, all income received by the Trust, net of expenses and taxes, shall be accumulated and reinvested.

SECTION 7. ACCOUNTING BY TRUSTEE.

The Trustee shall keep accurate and detailed records of all investments, receipts, disbursements, and all other transactions required to be made, which are outlined in periodic statements rendered by the Trustee. The purpose and intention of the Company is that the rendering of such statements by the Trustee shall be deemed an account stated and is binding upon the Company and its successors. Each such statement shall be considered as having been approved and accepted by the Company, unless the Company shall give written notice to the Trustee of any objection thereto, within sixty (60) days of the mailing of each statement by the Trustee. Within sixty (60) days following the close of each calendar year and within sixty (60) days after the removal or resignation of the Trustee, the Trustee shall deliver to the Company a written account of its administration of the Trust during such year or during the period from the close of the last preceding year to the date of such removal or resignation, setting forth all investments, receipts, disbursements and other transactions effected by it, including a description of all securities and investments purchased and sold with the cost or net proceeds of such purchases or sales (accrued interest paid or receivable being shown separately), and showing all cash, securities and other property held in the Trust at the end of such year or as of the date of such removal or resignation, as the case may be.


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SECTION 8. RESPONSIBILITY OF TRUSTEE.

     (a) The Trustee shall act with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent person acting in like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims, provided, however, that the Trustee shall incur no liability to any person for any action taken pursuant to a direction, request or approval given by the Company which is contemplated by, and in conformity with, the terms of the Plan or this Trust and is given in writing by the Company. In the event of a dispute between the Company and a party, the Trustee may apply to a court of competent jurisdiction to resolve the dispute.

     (b) If the Trustee undertakes or defends any litigation arising in connection with this Trust, the Company agrees to indemnify the Trustee against the Trustee's costs, expenses and liabilities (including, without limitation, attorneys' fees and expenses) relating thereto and to be primarily liable for such payments. If the Company does not pay such costs, expenses and liabilities in a reasonably timely manner, the Trustee may obtain payment from the Trust.

     (c) The Trustee may consult with legal counsel (who may also be counsel for the Company generally) with respect to any of its duties or obligations hereunder.

     (d) The Trustee may hire agents, accountants, actuaries, investment advisors, financial consultants or other professionals to assist it in performing any of its duties or obligations hereunder.

     (e) The Trustee shall have, without exclusion, all powers conferred on trustees by applicable law, unless expressly provided otherwise herein, provided, however, that if an insurance policy is held as an asset of the Trust, the Trustee shall have no power to name a beneficiary of the policy other than the Trust, to assign the policy (as distinct from conversion of the policy to a different form) other than to a successor Trustee, or to loan to any person the proceeds of any borrowing against such policy.

     (f) However, notwithstanding the provisions of Section 8(e) above, the Trustee


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         may loan to the Company the proceeds of any borrowing against an insurance policy held as an asset of the Trust.

     (g) Notwithstanding any powers granted to the Trustee pursuant to this Trust Agreement or to applicable law, the Trustee shall not have any power that could give this Trust the objective of carrying on a business and dividing the gains therefrom, within the meaning of
         Section 301.7701-2 of the Procedure and Administrative Regulations promulgated pursuant to the Internal Revenue Code.

SECTION 9. COMPENSATION AND EXPENSES OF THE TRUSTEE.

The Company shall pay all administrative and Trustee's fees and expenses. If not so paid, the fees and expenses shall be paid from the Trust.

SECTION 10. RESIGNATION AND REMOVAL OF THE TRUSTEE.

     (a) The Trustee may resign at any time by written notice to the Company, which shall be effective thirty (30) days after receipt of such notice unless the Company and the Trustee agree otherwise.

     (b) The Trustee may be removed by the Company upon thirty (30) days' notice or upon shorter notice accepted by the Trustee.

     (c) Upon resignation or removal of the Trustee and appointment of a successor Trustee, all assets shall subsequently be transferred to the successor Trustee. The transfer shall be completed within sixty (60) days after receipt of notice of resignation, removal or transfer, unless the Company extends the time limit.

     (d) If the Trustee resigns or is removed, a successor shall be appointed, in accordance with Section 11 hereof, by the effective date of the resignation or removal under paragraph(s) (a) [or (b)] of this Section. If no such appointment has been made, the Trustee may apply to a court of competent jurisdiction for appointment of a successor or for instructions. All expenses of the Trustee in connection with the proceeding shall be allowed as administrative expenses of the Trust.


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SECTION 11. APPOINTMENT OF SUCCESSOR.

     If the Trustee resigns (or is removed) in accordance with Section 10(a) [or
     (b)] hereof, the Company may appoint any third party, such as a bank trust department or other party that may be granted corporate trustee powers under state law, as a successor to replace the Trustee upon resignation or removal. The appointment shall be effective when accepted in writing by the new Trustee, who shall have all of the rights and powers of the former Trustee, including ownership rights in the Trust assets. The former Trustee shall execute any instrument necessary or reasonably requested by the Company or the successor Trustee to evidence the transfer.

SECTION 12. AMENDMENT OR TERMINATION.

(a) This Trust Agreement may be amended by a written instrument executed by the Trustee and the Company. [UNLESS THE FIRST ALTERNATIVE UNDER SECTION 1(B) IS SELECTED, THE FOLLOWING SENTENCE MUST BE INCLUDED.] Notwithstanding the foregoing, no such amendment shall conflict with the terms of the Plan or shall make the Trust revocable after it has become irrevocable in accordance with Section l(b) hereof.

(b) The Trust shall not terminate until the date on which Plan participants and their beneficiaries are no longer entitled to benefits pursuant to the terms of the Plan [UNLESS THE SECOND ALTERNATIVE UNDER SECTION 1(B) IS SELECTED, THE FOLLOWING MUST BE INCLUDED:], "unless sooner revoked in accordance with Section 1(b) hereof." Upon termination of the Trust any assets remaining in this Trust shall be returned to the Company.

(c) Upon written approval of participants or beneficiaries entitled to payment of benefits pursuant to the terms of the Plan, the Company may terminate this Trust prior to the time all benefit payments under the Plan have been made. All assets in the Trust at termination shall be returned to the Company.


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SECTION 13. MISCELLANEOUS.

(a) Any provision of this Trust prohibited by law shall be ineffective to the extent of any such prohibition, without invalidating the remaining provisions hereof.

(b) Benefits payable to Plan participants and their beneficiaries under this Trust may not be anticipated, assigned (either at law or in equity), alienated, pledged, encumbered or subjected to attachment, garnishment, levy, execution or other legal or equitable process.

(c) This Trust shall be governed by and construed in accordance with the laws of Delaware.

(d) If the third alternative under Section l(b) is selected then for purposes of this Trust, Change of Control shall have the same meaning as the term is defined in the Plan.

SECTION 14. ADMINISTRATIVE PROVISIONS; INDEMNIFICATION.

(a) Whenever the Trustee must determine the insolvency or solvency of the Company under the provisions of Section 3, the Trustee is authorized to request and obtain an opinion as to the Company's insolvency or solvency from the external financial auditors of the Company. If the Company's external financial auditors are unable to or decline to render such an opinion to the Trustee, the Trustee may obtain such opinion from an independent auditing firm of the Trustee's choice and the Company shall cooperate with such auditing firm to enable such auditing firm to render such an opinion. The expense and fees of an auditing firm in providing such service and opinion shall be an administrative expense of the Trust and unless paid by the Company shall be paid from the Trust. The Trustee may rely on such opinion in taking or refraining from taking action under the terms of this Trust Agreement.

(b) In the exercise of the Trustee's investment authority under Section 5 the Trustee will be directed by the Company as to choice of investments and allocation of Trust assets among investments or by a designee of the Company


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     which may include the plan administrator or the plan recordkeeper. In accordance with this provision the Trustee is hereby directed to invest all Trust assets in one or more money market funds unless or until other directions are received by the Trustee from the Company or from the Company's designee. In accordance with Section 8(a) as long as such directions are given in conformity with the Plan and are in writing, the Trustee shall incur no liability to any person for any action taken pursuant to such directions.

(c) The fees and expenses of legal counsel referred to in Section 8(c) and the fees and expenses of the agents, accountants, actuaries, investment advisers, financial consultants of other professionals in Section 8(d) shall be administrative expenses of the Trust and unless paid by the Company shall be paid from the Trust. Those agents, investment advisers, financial consultants and other professionals which the Trustee may hire pursuant to Section 8(d) may include affiliates of the Trustee.

(d) In addition to and not in derogation of any other indemnification and hold harmless provisions in this Trust Agreement, the Company agrees to indemnify and hold the Trustee harmless from and against any liability, loss or claim that the Trustee may incur or which may be assessed or made against the Trustee in the administration of the Trust, including, without limitation, liability for legal and other professional fees ("Liabilities"), unless arising from the Trustee's own gross negligence or willful misconduct, or except to the extent such indemnification may be prohibited by applicable law. With respect to such aforementioned Liabilities or the Trustee's own fees from the Trust, should the Trust prove insufficient or it is held by a court of competent jurisdiction that such Liabilities and/or fees are not properly payable from the Trust, the Company shall remain liable to indemnify the Trustee against such Liabilities and to pay the Trustee such fees. This indemnification and hold harmless provision as well as all other such indemnification and hold harmless provisions in this Trust Agreement shall survive the term of the Trustee acting as such under this Trust Agreement and shall survive the term of this Trust Agreement.

(e) With respect to Section 2(a) as it relates to the withholding and payment of applicable payroll taxes, the Company shall certify to the Trustee the types and


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     amount of taxes to be withheld from each payment hereunder. The Trustee shall forward to the Company a check for taxes withheld from each such payment. The Company shall deposit such withheld taxes with the appropriate taxing authorities and report such deposits to the taxing authorities and to the Plan participants and/or beneficiaries.

(f) In the event that Change of Control provisions are applicable to this Trust, the Trustee shall have no responsibility to inquire or to determine if A Change of Control of the Company has occurred, but shall be entitled to rely upon written notice from the Company.

SECTION 15. EFFECTIVE DATE.

The effective date of this Trust shall be 15, June, 2002.

Attest: Ligand Pharmaceuticals Inc.

/S/ BARBARA J. OLSON                By:     /S/WARNER R. BROADDUS
---------------------------                 ------------------------------------
Barbara J. Olson                            Warner R. Broaddus
Asst. Secretary                             V.P. General Counsel & Secretary


                                            Trustee

                                    By:      /S/ JAMES ROBINSON
                                             -----------------------------------
                                             Smith Barney Corporate Trust



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